EXHIBIT 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (together with all amendments, if any, from time to time, this “Agreement”), dated as of November 12, 2013, is made by Nephros, Inc., a Delaware corporation (“Grantor”), and Lambda Investors LLC (“Lender”).

WITNESSETH:

WHEREAS, Grantor has requested a $1,500,000 loan from Lender (the “Loan”); and

WHEREAS, Lender has agreed to make the Loan subject in part to Grantor entering into this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement. All other terms contained in this Agreement, unless the context indicates otherwise, and not defined herein have the meanings provided for by the UCC to the extent the same are used or defined therein. In addition, as used herein, the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Copyright License” means copyright rights under any written agreement now owned or hereafter acquired by Grantor granting any rights with respect to any Copyright or Copyright registration.

“Copyrights” means all of the following now owned or hereafter adopted or acquired by Grantor: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof; and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

“License” means any Copyright License, Patent License, Trademark License or other license of rights, entire interests, and partial interests now held or hereafter acquired by any Grantor.

“Patent License” means patent rights under any written agreement now owned or hereafter acquired by any Grantor granting any rights with respect to any invention on which a Patent is in existence.

“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state, or any other country, and (b) all divisionals, reissues, continuations, continuations-in-part or extensions thereof.

“Promissory Note” means that certain Senior Secured Note, dated as of the date hereof, made by Grantor payable to the order of Lender in the original principal sum of $1,500,000, and any Senior Secured Note or Notes subsequently issued upon exchange or transfer thereof, and shall include all amendments, supplements and other modifications thereto.

“Security Agreement” means that certain Security Agreement, dated as of the date hereof, between Grantor and Lender, as the same may be amended from time to time.

“Trademark License” means trademark rights under any written agreement now owned or hereafter acquired by any Grantor granting any rights with respect to any Trademark.

“Trademarks” means all of the following now owned or hereafter existing or adopted or acquired by Grantor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof; and all pending applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

2.          GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the prompt and complete payment, performance and observance of all the Secured Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a continuing security interest in and Lien upon all of its right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired by or arising in favor of Grantor and whether owned or consigned by or to, or licensed from or to, Grantor (collectively, the “Intellectual Property Collateral”):

(i)          all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule I hereto;

(ii)         all of its Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule II hereto;

(iii)        all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule III hereto;

(iv)        all divisionals, reissues, continuations or extensions, as may be appropriate, of the foregoing;

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(v)         all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License, as appropriate; and

(vi)        all products and Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (A) infringement of any Patent or Patent licensed under any Patent License, (B) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (C) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (D) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (E) infringement of any Copyright or Copyright licensed under any Copyright License.

3.          REPRESENTATIONS AND WARRANTIES. Except for interests in Patents, Trademarks, and Copyrights that are, collectively, not material in value, Grantor represents and warrants that Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto. This Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements listed on Schedule I to the Security Agreement, perfected security interests in favor of Lender in all of Grantor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, Grantor. Upon the filing by Lender of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements listed on Schedule I to the Security Agreement, all action necessary to protect and perfect Lender’s Lien on Grantor’s Patents, Trademarks and Copyrights shall have been duly taken.

4.          COVENANTS. Grantor covenants and agrees with Lender, for the benefit of Lender, that from and after the date of this Agreement and until this Agreement is terminated pursuant to Section 9 hereof:

(a)          Grantor shall notify Lender promptly, in writing, if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same in each case unless Grantor has elected as determined in its reasonable business judgment to abandon any application or registration which Grantor deems to be no longer material to the conduct of its business or operations.

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(b)          If Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, Grantor shall give Lender written notice of such filed applications on or before the end of the Fiscal Quarter during which such application was made and Grantor shall execute and deliver a supplement hereto (in form of Exhibit B attached hereto) to evidence Lender’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.

(c)          Grantor shall take all actions necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of renewals, Section 8 affidavits of use, Section 15 affidavits of non-contestability, opposition, interference and cancellation proceedings unless Grantor has elected, in its reasonable business judgment, to abandon any application or registration which Grantor deems in its reasonable business judgment to be no longer material to the conduct of its business or operations.

(d)          In the event that any of the material Intellectual Property Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Lender in writing reasonably promptly after Grantor learns thereof unless it shall reasonably determine that such Intellectual Property Collateral is in no way material to the conduct of its business or operations in its reasonable business judgment. Grantor shall, unless it shall reasonably determine that such Intellectual Property Collateral is in no way material to the conduct of its business or operations, promptly take such actions to enforce its rights and protect such Intellectual Property Collateral, whether by action, suit, proceeding or otherwise, as Grantor shall deem necessary or appropriate under the circumstances in its reasonable business judgment.

5.          SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Lender pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

6.          REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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7.          NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in the Promissory Note, and given in the manner required by the Promissory Note.

8.          ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a counterpart of this Agreement substantially in the form of Exhibit A attached hereto, and the written consent of Grantor, which consent shall not be unreasonably withheld. Upon delivery of any such counterpart to Lender, and written notice thereof to Grantor, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Lender not to cause any Person to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

9.          TERMINATION. Subject to Section 6 hereof, this Agreement and the security interests granted hereby shall terminate in accordance with the Security Agreement.

10.         ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

11.         GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF DELAWARE SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS AGREEMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

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IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

NEPHROS, INC.

By:	/s/ John C. Houghton
Name: John C. Houghton
Title: President and CEO

Signature Page ~ IP Security Agreement

ACCEPTED AND ACKNOWLEDGED:

Lambda Investors LLC

By:	/s/ Jay Maymudes
Name: Jay Maymudes
Title: Vice President, Secretary and Treasurer

Signature Page ~ IP Security Agreement

EXHIBIT A

COUNTERPART TO INTELLECTUAL

PROPERTY SECURITY AGREEMENT

This counterpart, dated __________ ___, 201_, is delivered pursuant to Section 8 of that certain Intellectual Property Security Agreement, dated as of November 12, 2013 (as from time to time amended, modified or supplemented, the “Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), between Nephros, Inc., a Delaware corporation, and Lambda Investors LLC. The undersigned hereby agrees (i) this counterpart may be attached to the Agreement, (ii) that it is a Grantor under the Agreement and (iii) that it will comply with and be subject to, including representations and warranties, all the terms and conditions of the Agreement, including its schedules as supplemented hereby.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

EXHIBIT B

SUPPLEMENT TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This supplement, dated ____________ ___, 201_, is delivered pursuant to Section 4(b) of that certain Intellectual Property Security Agreement dated as of November 12, 2013 (as from time to time amended, modified or supplemented, the “Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), made by Nephros, Inc., a Delaware corporation, and Lambda Investors LLC. The undersigned hereby agrees that (i) this counterpart may be attached to the Agreement, (ii) that it is a Grantor under the Agreement and (iii) that it will comply with and be subject to, including representations and warranties, all the terms and conditions of the Agreement, including its schedules as supplemented hereby.

Schedules I, II, and III, of the Agreement are hereby supplemented with the information relating to the undersigned set forth as Schedules I, II, and III hereto, respectively. All references in the Agreement to such Schedules shall be deemed to refer to such Schedules, as supplemented hereby.

[NAME OF GRANTOR]

By:
Name:
Title: